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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
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MakeMusic! Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAKEMUSIC! INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of Shareholders of MakeMusic! Inc. will be held on Thursday, May 18, 2006, at 3:30 p.m. (Minneapolis time), at the Company’s offices 7615, Golden Triangle Drive, Suite M, Eden Prairie, Minnesota, United States, for the following purposes:
1.	To elect directors for the ensuing year.

2.	To approve an amendment to the Amended and Restated Articles of Incorporation to change the corporate name from MakeMusic! Inc. to MakeMusic, Inc.

3.	To approve an increase of shares in the 2003 Equity Incentive Plan from 750,000 to 950,000

4.	To ratify the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for the year ending December 31, 2006.

5.	To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.
     Only shareholders of record at the close of business on March 24, 2006 are entitled to notice of and to vote at the meeting or any adjournment thereof.
     Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save us the expense of further requests for proxies.

BY ORDER OF THE BOARD OF DIRECTORS William R. Wolff Chief Executive Officer and Chairman of the Board

Eden Prairie, Minnesota
April 13, 2006

MAKEMUSIC! INC.
Annual Meeting of Shareholders
May 18, 2006

PROXY STATEMENT

INTRODUCTION
     Your Proxy is solicited by the Board of Directors of MakeMusic for use at the Annual Meeting of Shareholders to be held on May 18, 2006, at the location and for the purposes set forth in the Notice of Meeting, and at any adjournment thereof.
     The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by us. Our directors, officers and regular employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.
     You may vote your shares by telephone, Internet or mail by following the instructions on the enclosed proxy card. If your shares are held in “street name,” you must instruct the record holder of your shares in order to vote.
     Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of MakeMusic. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a “non-vote” proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.
     The mailing address of our principal executive office is 7615 Golden Triangle Drive, Suite M, Eden Prairie, Minnesota, 55344-3848, United States. We expect that this Proxy Statement, the related proxy and Notice of Meeting will first be mailed to shareholders on or about April 13, 2006.
OUTSTANDING SHARES AND VOTING RIGHTS
     Our Board of Directors has fixed March 24, 2006 as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on March 24, 2006, there were 3,908,752 shares of our Common Stock issued and outstanding, which is our only outstanding class of capital stock entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

PRINCIPAL SHAREHOLDERS
     The following table provides information concerning persons known to us to be the beneficial owners of more than 5% of our outstanding Common Stock as of March 24, 2006. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address	Number of Shares		Percent
of Beneficial Owner	Beneficially Owned		of Class(1)
Société Générale Asset Management Alternative Investments 170 Place Henri Regnault 92043 Paris La Défense France	699,088	(2)	16.6%

LaunchEquity Partners 8585 East Bell Road, Suite 100 Scottsdale, AZ 85260	400,025	(3)	10.2%

(1)	Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of March 24, 2006, or within sixty days of such date, are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2)	Includes (i) 57,748 shares held by FCPI SGAM Innovation, (ii) 60,204 shares held by FCPI SOGE Innovation 1, (iii) 31,136 shares held by FCPI SOGE Innovation 2, (iv) 95,792 shares held by FCPI SOGE Innovation 5, (v) 76,792 shares held by FCPI SOGE Innovation 6, (vi) 64,916 shares held by FCPI SOGE Innovation 7, (vii) 126,042 shares issuable pursuant to a currently exercisable warrant held by FCPI SOGE Innovation 5, (viii) 101,042 shares issuable pursuant to a currently exercisable warrant held by FCPI SOGE Innovation 6, and (ix) 85,416 shares issuable pursuant to a currently exercisable warrant held by FCPI SOGE Innovation 7. Société Générale Asset Management Alternative Investments, as manager of the funds, has voting and dispositive power over all of the shares.

(3)	According to a Schedule 13D filed with the Securities and Exchange Commission on March 6, 2006 by LaunchEquity Partners, LLC (“LEP LLC), LaunchEquity Partners I, L.P. (“LEP LP”) and LEAP Holdings, L.P. (“LEAP”), 120,506 of the shares are held by LEP LP, who has sole voting and dispositive power over such shares, and 279,519 shares are held by LEAP, who has sole voting and dispositive power over such shares. LEP LLC, as the sole general partner of each of LEP LP and LEAP, beneficially owns all of the shares and has voting and dispositive power over the shares. Mr. Jeffrey A. Koch is the sole member and manager of LEAP.
MANAGEMENT SHAREHOLDINGS
     The following table sets forth the number of shares of Common Stock beneficially owned as of March 24, 2006, by each executive officer of MakeMusic named in the Summary Compensation Table, by each current director and nominee for director and by all directors and executive officers as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name of Beneficial	Number of Shares		Percent
Owner or Identity of Group	Beneficially Owned		of Class(1)
William R. Wolff	74,963	(2)	1.9%
John W. Paulson	130,671	(3)	3.2%
Alan G. Shuler	11,875	(2)	*
Philippe H. Aubert	71,432	(4)	1.8%
John C. Bergstrom	6,332	(5)	*
John R. Whisnant	2,002	(2)	*
Lawrence M. Morton	1,332	(2)	*
All current executive officers and directors as a group (8 persons)	306,271	(6)	7.4%

*Less than 1%

(1)	See footnote (1) to preceding table.

(2)	Represents shares that may be purchased upon exercise of options that are exercisable as of March 24, 2006 or within 60 days of such date.

(3)	Includes 100,621 shares that may be purchased by Mr. Paulson upon exercise of options that are exercisable as of March 24, 2006 or within 60 days of such date.

(4)	Represents shares held by FCPR Robertsau Investissement. Mr. Aubert is Chief Executive Officer of Fortis Private Equity France which manages FCPR Robertsau Investissement.

(5)	Includes 5,332 shares that may be purchased by Mr. Bergstrom upon exercise of an option that is exercisable as of March 24, 2006 or within 60 days of such date.

(6)	Includes 203,789 shares that may be purchased by all officers and directors as a group upon exercise of options and warrants exercisable as of March 24, 2006 or within 60 days of such date.
ELECTION OF DIRECTORS
(Proposal #1)
General Information
     Our Bylaws provide that the number of directors, which shall not be less than one, shall be determined by the Board of Directors or by the shareholders. Pursuant to a recommendation by the Governance Committee, the Board of Directors determined that the number of directors be set at five and that five directors be elected at the Annual Meeting. All of the nominees are current members of the Board of Directors. As permitted by the Bylaws, the Board elected Lawrence Morton as a director on December 8, 2005. Under applicable Minnesota law, the election of directors requires the affirmative vote of the holders of a plurality of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter.
     In the absence of other instructions, each proxy will be voted for each of the nominees listed below as determined by the independent members of the Board of Directors. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be elected and qualified. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is determined by the Governance Committee, or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any nominee will be unable to serve.
     The names and ages of all of our director nominees and the positions held by each with MakeMusic are as follows:

Name	Age	Position
William R. Wolff	48	Chief Executive Officer and Chairman of the Board
John W. Paulson	58	President and Director
John C. Bergstrom (1)(3)(4)	45	Director
John R. Whisnant (1)(2)(4)	60	Director
Lawrence M. Morton (1)(3)	45	Director

(1)	Member of the Audit Committee.

(2)	The Board of Directors has determined that John Whisnant qualifies as an “Audit Committee Financial Expert” under the Federal Securities Law.

(3)	Member of the Compensation Committee.

(4)	Member of the Governance Committee.
     William R. Wolff has served as our Chief Executive Officer and a director since June 9, 2004 and as our Chairman of the Board since January 2005. From October 2003, when he joined MakeMusic, until October 2004, Mr. Wolff served as our Chief Financial Officer, Secretary and Treasurer. Mr. Wolff began his career as a financial analyst at Control Data Corporation. He subsequently held a variety of leadership positions in start-up and growth software companies, including Springboard Software, where he was Controller and CFO and responsible for its public reporting. He later served for eight years as Chief Executive Officer of Open Systems Holdings Corporation,

an accounting systems company. For the six years prior to joining MakeMusic, he was Chief Executive Officer of CrossUSA, an innovative systems outsourcing company. Mr. Wolff also serves on the Board of Directors of a Minnesota based IT Services Company, Instrumental Inc.
     John W. Paulson, founder of MakeMusic, has served as our President and as a director, since 1990. In addition, from 1990 to 2000, he served as our Chairman and CEO. From 1982 to 1990, Mr. Paulson was Chairman and CEO of Springboard Software, Inc., a publicly held company he founded to develop and market educational consumer software products. Prior to founding Springboard, Mr. Paulson was a public school music teacher for nine years. He has a Master of Arts in Music Education from the Eastman School of Music, is a published composer and has performed as a professional musician for more than 10 years. Mr. Paulson has served on the Board of Directors of the National Association of Music Merchants, the Wenger Corporation and the St. Paul Chamber Orchestra.
     John C. Bergstrom joined MakeMusic as a director in September 2004. Mr. Bergstrom is a partner with RiverPoint Investments working with selected companies, advising them on financial organizational, strategy and governance matters. He currently serves on the Board of Directors of Peoples Educational Holdings, Inc. Mr. Bergstrom is primarily focused on working with information-based companies, including education, information services, publishing and media business.
     John R. Whisnant joined MakeMusic as a director in January 2004. Mr. Whisnant has been an independent consultant since May 2005. From June 2004 to May 2005, Mr. Whisnant was Vice President of Administration and General Counsel of Nath Companies. From 1995 to 2003, Mr. Whisnant was Chief Financial Officer of Insignia Systems, Inc. He has a Juris Doctorate and a Master of Arts degree in Accounting from the University of Iowa.
     Lawrence M. Morton joined MakeMusic as a director on December 8, 2005. Mr. Morton has served as President of Hal Leonard Corporation since September 1999. From 1990 to 1999, he served as an Executive Vice President of Hal Leonard, being responsible for worldwide corporate sales and marketing. Mr. Morton has been in the music industry since 1984, and he currently serves on the boards of directors of the Music Publishers’ Association and the American Music Conference. He previously served on other boards, including Retail Print Music Dealers Association and the National Association of Music Merchants.
CORPORATE GOVERNANCE
Independence
     The Board has determined that a majority of its members are “independent” as defined by the listing standards of the Nasdaq Stock Market, since none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The current independent directors are Philippe Aubert, John Bergstrom, John Whisnant and Lawrence Morton. William Wolff and John Paulson are precluded from being considered independent since they currently serve as executive officers of MakeMusic.
Code of Ethics and Business Conduct
     The Board has a Code of Ethics and Business Conduct (“Code of Ethics”) that applies to all of our employees, directors and officers, including our principal executive officer, principal financial officer, principal accounting officer and controller. The Code of Ethics addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading. The Code of Ethics is available in print, free of charge to any stockholder who sends a request for a paper copy to MakeMusic, Inc., Attn: Investor Relations, 7615 Golden Triangle Drive, Suite M, Eden Prairie, Minnesota 55344-3848. MakeMusic intends to include on its website any amendment to, or waiver from, a provision of its Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and controller that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-B.

Director Attendance at Annual Meeting
     Directors’ attendance at annual meetings can provide shareholders with an opportunity to communicate with directors about issues affecting MakeMusic. We do not have an annual meeting attendance policy for directors, but they are encouraged to attend all meetings of shareholders. Four of our directors attended the 2005 annual meeting of shareholders.
Committee and Board Meetings
     Our Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Governance Committee. Each committee shall only be comprised of independent voting directors. Members of such Committees meet formally and informally from time to time throughout the year on Committee matters.
Executive Sessions
     The independent directors hold regularly scheduled executive sessions, generally in conjunction with regularly scheduled board meetings.
Audit Committee
     The Audit Committee is comprised of independent directors John Whisnant (Chair), John Bergstrom and Lawrence Morton, who became a member of the Audit Committee when he was elected as a director on December 8, 2005. The Audit Committee is responsible for reviewing our internal control procedures, the quarterly and annual financial statements of MakeMusic, engaging and evaluating the performance of the independent public accountant and reviewing with our independent public accountants the results of the annual audit. Attached as Appendix A to the Proxy Statement for the 2004 Annual Meeting of Shareholders is the Charter for the Audit Committee. The Audit Committee met five (5) times during fiscal 2005.
     The Board has determined that John Whisnant is the “audit committee financial expert” as defined by Item 401(e)(2) of Regulation S-B under the Securities Act of 1933. The designation of Mr. Whisnant as the audit committee financial expert does not impose on Mr. Whisnant any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Mr. Whisnant as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.
Compensation Committee
     The Compensation Committee consists of independent directors John Bergstrom (Chair) and Lawrence Morton, who joined the committee on December 8, 2005. The Compensation Committee recommends to the Board of Directors from time to time the salaries and incentive compensation to be paid to our executive officers and the Board of Directors and administers our 2003 Equity Incentive plan. The Compensation Committee met three (3) times during fiscal 2005.
Governance Committee
     The Governance Committee consists of independent directors John Whisnant (Chair), Philippe Aubert and John Bergstrom. The Governance Committee recommends the selection of candidates for and the tenure of the members of our Board and for recommending to the Board and carrying out policies and processes designed to provide for the effective and efficient governance of MakeMusic. Attached as Appendix B to the Proxy Statement for the 2004 Annual Meeting of Shareholders is the Charter for the Governance Committee. The Governance Committee met three (3) times during fiscal 2005.
     The Governance Committee will consider candidates for director nominees recommended by shareholders, directors, third-party search firms and other sources. In evaluating director nominees, the Governance Committee considers the following factors and qualifications:
•	the appropriate size and the diversity of our Board of Directors;

•	the needs of the Board with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with domestic and international business matters;

•	age and legal and regulatory requirements;

•	experience with accounting rules and practices;

•	appreciation of the relationship of MakeMusic’s business to the changing needs of society; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.
     The Governance Committee will consider the attributes of the candidates and the needs of the board, and will review all candidates in the same manner. A shareholder who wishes to recommend one or more directors must provide a written recommendation to MakeMusic at the address below, directed to the attention of Investor Relations, who will forward the proposals and recommendations to the Governance Committee for consideration. Notice of a recommendation must include name and address of the shareholder making the recommendation and the class and number of shares such shareholder owns. With respect to the nominee, the shareholder should include the nominee’s name, age, business address, residence address, current principal occupation, five-year employment history with employer names and a description of the employer’s business, the number of shares beneficially owned by the nominee, whether such nominee can read and understand basic financial statements, and Board membership, if any.
     The recommendation must be accompanied by a written consent of the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. MakeMusic may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee.
MakeMusic, Inc.
Attn: Investor Relations
7615 Golden Triangle Drive, Suite M
Eden Prairie, MN 55344-3848
     The directors and committee members often communicate informally to discuss the affairs of MakeMusic and, when appropriate, take formal Board and/or committee action by unanimous written consent of all directors or committee members, in accordance with Minnesota law, rather than hold formal meetings. During fiscal 2005, the Board of Directors held four (4) formal meetings. No director attended less than 75% of the aggregate of all Board of Directors meetings and all meetings held by any Committee of the Board of Directors on which he served.
Directors’ Fees
     In 2005, in accordance with the 2005 Board Compensation Plan, each eligible director received $3,000 per calendar quarter for Board membership, $2,000 per calendar quarter for serving as a committee chairperson and a stock option. An eligible director is defined as a non-employee member of the Board who is not (i) otherwise compensated by MakeMusic or (ii) a representative of 5% or greater shareholders. On February 2, 2005, each of the eligible directors (defined below) on the Board as of such date received an option to purchase 4,000 shares at $4.90 a share, which option vested monthly between the date of grant and December 31, 2005.
     On January 23, 2006, the Board of Directors approved the 2006 Board Compensation Plan, as recommended by the Compensation Committee, which provides for fees to be paid to eligible directors (as defined above) identical to the 2005 Compensation Plan, including retainer fees and a seven-year nonqualified stock option to purchase 4,000 shares of Common Stock at $10.32 per share, which option vests monthly between the date of grant and December 31, 2006. If a director’s service terminates for any reason or if the director is no longer an eligible director, vesting of the option ceases and the director may exercise any vested shares through the remaining term of the option.

Communications with the Board of Directors
     Shareholders may communicate directly with the Board of Directors. All communications should be directed to MakeMusic, Inc., Attn: Investor Relations, at 7615 Golden Triangle Drive, Suite M, Eden Prairie, Minnesota 55344-3848, and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no director is specified, the communication will be forwarded to the entire Board.
EXECUTIVE COMPENSATION
Employment Agreements and Termination of Employment Agreements
     On June 9, 2004, MakeMusic entered into an employment agreement with William R. Wolff, our current Chief Executive Officer and Chairman, which agreement may be terminated upon 60 days’ notice by either party and with less notice upon certain events. The agreement provides for an annual base salary of $175,500 and bonuses as determined by the Board of Directors. If MakeMusic terminates the agreement without cause and Mr. Wolff provides MakeMusic with a release of all claims, Mr. Wolff is entitled to receive an amount equal to his then current base salary, which amount shall be paid monthly over a one-year period. Mr. Wolff has agreed not to compete with MakeMusic for one year following termination.
     On October 19, 2000, MakeMusic entered into a one-year employment agreement with John W. Paulson, our current President, that automatically extends for additional one-year periods unless otherwise terminated as provided in the agreement. Pursuant to the agreement, he will be paid an initial base salary of $155,500 per year and may be eligible for bonuses as determined by the Board of Directors. The agreement may be terminated by either party upon written notice to the other party. In the event the agreement is terminated by us without cause, Mr. Paulson will be paid an amount equal to his base salary as in effect at the time of termination.
Summary Compensation Table
     The following table sets forth certain information regarding compensation paid during each of our last three fiscal years to persons serving as Chief Executive Officer during fiscal 2005 and to each other executive officer of MakeMusic (the “Named Executive Officers”) who received total salary and bonus compensation in excess of $100,000 for 2005.

				Long Term
				Compensation
				Securites
Name and Principal		Annual Compensation		Underlying Options	All Other
Position	Year	Salary ($)	Bonus ($)	(# of shares)	Compensation ($)
	2005	$175,500	$50,000	80,000	—
William R. Wolff,	2004	158,332	83,524	90,000	—
Chief Executive Officer and Chairman	2003	26,335	9,615	30,000	—
	2005	$175,000	$50,000	—	—
John W. Paulson,	2004	163,280	92,156	—	—
President	2003	163,280	41,049	195,000	—
Alan G. Shuler (1)	2005	$135,000	$9,240	—	—
Vice President and Chief Financial Officer	2004	25,096	5,095	30,000	—

(1)	Mr. Shuler joined MakeMusic on October 25, 2004.

Option/SAR Grants During 2005 Fiscal Year
     The following table sets forth information regarding stock options granted to the Named Executive Officers during the fiscal year ended December 31, 2005. MakeMusic has not granted stock appreciation rights in the past fiscal year.

	Number of	% of Total
	Securities	Options/SARs
	Underlying	Granted to	Exercise or
	Options/SARs	Employees in	Base Price	Expiration
Name	Granted (#)	Fiscal Year	($/Sh)	Date
William R. Wolff	80,000	66.7%	$4.40	07/27/2012

John W. Paulson	—	—	—	—

Alan G. Shuler	—	—	—	—

(1)	The option was granted on July 28, 2005 and becomes exercisable in 48 equal monthly installments commencing July 31, 2005.
Aggregated Option/SAR Exercises During 2005 Fiscal Year and Fiscal Year End Option/SAR Values
     The following table provides information related to the exercise of stock options during fiscal 2005 by the Named Executive Officers and the number and value of options held at fiscal year end by such persons:

			Number of Unexercised		Value of Unexercised
	Shares		Securities Underlying		In-the-Money Options
	Acquired	Value	Options at 12/31/05		at 12/31/05(1)
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
William R. Wolff	0	$0	63,506	136,494	$278,898	$530,702

John W. Paulson	0	$0	94,392	116,608	$445,247	$627,253

Alan G. Shuler	0	$0	9,375	20,675	$38,156	$84,147

(1)	Value of exercisable/unexercisable in-the-money options is equal to the difference between the market price of the Common Stock at fiscal year end and the option exercise price per share multiplied by the number of shares subject to options. The closing sale price as of December 31, 2005 on the Nasdaq Stock Market was $7.77.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who own more than 10 percent of our Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of MakeMusic. Officers, directors and greater than 10% shareholders (“Insiders”) are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based on a review of the copies of such reports furnished to MakeMusic, during the fiscal year ended December 31, 2005 all Section 16(a) filing requirements applicable to Insiders were complied with.
CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS
     During the two most recent fiscal years, MakeMusic has had no transactions in which any director or executive officer, or any other member of the immediate family of any director or executive officer, had a material direct or indirect interest reportable under applicable Securities and Exchange Commission rules, and there are no such transactions proposed.

AMEND ARTICLES OF INCORPORATION TO CHANGE NAME
(Proposal #2)
     The Board of Directors proposes that MakeMusic’s Amended and Restated Articles of Incorporation be amended to change the corporate name from MakeMusic! Inc. to MakeMusic, Inc.
Reasons for the Amendment
     The Board of Directors unanimously approved an amendment to MakeMusic’s Amended and Restated Articles of Incorporation to change the corporate name to more correctly reflect its usage, which change is purely stylistic.
Vote Required
     The affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting will be required to approve the amendment to the Amended and Restated Articles of Incorporation to change the corporate name.
APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES
RESERVED UNDER THE 2003 EQUITY INCENTIVE PLAN
(Proposal #3)
General
     The Board amended the 2003 Equity Incentive Plan (the “2003 Plan”) to increase the reserved shares of Common Stock from 750,000 to 950,000. The Board believes that granting fairly priced stock options and other stock awards to employees, officers, consultants and directors is an effective means to promote the future growth and development of MakeMusic. Such options and awards, among other things, increase these individuals’ proprietary interest in our success and enables us to attract and retain qualified personnel. Under the 2003 Plan, there are currently outstanding options to purchase 666,483 shares at prices ranging from $2.27 to $5.00. In addition, under our 1992 Stock Option Plan, there are currently outstanding options to purchase approximately 54,910 shares at prices of $7.50 to $35.00. The Board would like to have sufficient shares available under the 2003 Plan to provide equity incentives to employees, consultants and directors to promote the future growth and development of MakeMusic. The Board of Directors and Compensation Committee intend to continue to tie individual officer grants closely to our performance. The Board of Directors and the Compensation Committee also believe the 2003 Plan ties the employees’ goals and interests to those of MakeMusic and its shareholders.
Description of the 2003 Equity Incentive Plan
     A general description of the material features of the 2003 Plan follows, but this description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon request to our Chief Financial Officer.
     General. Under the 2003 Plan, the Compensation Committee may award incentive or nonqualified stock options, restricted stock, stock appreciation rights, performance shares and performance units to those officers and employees of MakeMusic (including our subsidiaries and affiliates), or to directors of or consultants or advisors to MakeMusic, whose performance, in the judgment of the Board or Committee, can have a significant effect on the success of MakeMusic. As of the date of the proxy, we had seventy-five (75) employees, four (4) of which are executive officers, four (4) non-employee directors and three (3) consultants and advisors.
     Shares Available. As amended, the 2003 Plan provides for the issuance of up to 950,000 shares of our Common Stock, subject to adjustment of such number in the event of certain increases or decreases in the number of outstanding shares of Common Stock of MakeMusic effected as a result of stock splits, stock dividends, combinations of shares or similar transactions in which MakeMusic receives no consideration. If any options or stock awards granted under the 2003 Plan expire or terminate prior to exercise, the shares subject to that portion of the option or stock award are available for subsequent grants.

     Administration and Types of Awards. The 2003 Plan is administered by the Compensation Committee. The Committee has broad powers to administer and interpret the 2003 Plan, including the authority to (i) establish rules for the administration of the 2003 Plan, (ii) select the participants in the 2003 Plan, (iii) determine the types of awards to be granted and the number of shares covered by such awards, and (iv) set the terms and conditions of such awards.
     Options. Options granted under the 2003 Plan may be either “incentive” stock options within the meaning of Section 422 of the Internal Revenue Code (“IRC”) or “nonqualified “ stock options that do not qualify for special tax treatment under the IRC. No incentive stock option may be granted with a per share exercise price less than the fair market value of a share of our Common Stock on the date the option is granted. The closing sale price of a share of our Common Stock was $4.60 on March 24, 2005. The Committee will determine the term of the option (which in case of an incentive stock option, generally may not exceed ten years) and how it will become exercisable. An incentive stock option may not be transferred by an optionee except by will or the laws of descent and distribution. In certain circumstances, a nonqualified option may be transferred to a member of an optionee’s family, a trust for the benefit of such immediate family members or a partnership in which such family members are the only partners.
     Restricted Stock Award, Performance Share Awards and Performance Units. The Committee is also authorized to grant awards of restricted stock, performance shares and performance units. Each restricted stock award granted under the Plan shall be for a number of shares as determined by the Committee, and the Committee, in its discretion, may also establish continued employment, vesting or other conditions that must be satisfied for the restrictions on the transferability of the shares and the risks of forfeiture to lapse. Performance share awards generally provide the recipient with the opportunity to receive shares of our Common Stock and performance units generally provide recipients with the opportunity to receive cash awards, but only if our financial goals or other business objectives are achieved over specified performance periods.
     Stock Appreciation Rights. A stock appreciation right may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Committee. Generally, upon the exercise of a stock appreciation right, the recipient will receive cash, shares of Common Stock or some combination of cash and shares having a value equal to the excess of (i) the fair market value of a specified number of shares of our Common Stock, over (ii) a specified exercise price. If the stock appreciation right is granted in tandem with a stock option, the exercise of the stock appreciation right will generally cancel a corresponding portion of the option, and, conversely, the exercise of the stock option will cancel a corresponding portion of the stock appreciation right. The Committee will determine the term of the stock appreciation right and how it will become exercisable. A stock appreciation right may not be transferred by an optionee except by will or the laws of descent and distribution.
     Amendment. The Board of Directors may, from time to time, suspend or discontinue the 2003 Plan or revise or amend it in any respect; provided, (i) no such revision or amendment may impair the terms and conditions of any outstanding option or stock award to the material detriment of the participant without the consent of the participant except as authorized in the event of merger, consolidation or liquidation of MakeMusic, (ii) the 2003 Plan may not be amended in any manner that will (a) materially increase the number of shares subject to the 2003 Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events, (b) change the designation of the class of employees eligible to receive awards; (c) decrease the price at which options will be granted; or (d) materially increase the benefits accruing to participants under the 2003 Plan without the approval of the shareholders, to the extent such approval is required by applicable law or regulation.
Federal Income Tax Matters
     Options. Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the 2003 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of our Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. MakeMusic will receive an income tax deduction in its fiscal year in which nonqualified options are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment related taxes on such ordinary income.
     Incentive stock options granted under the 2003 Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of MakeMusic. MakeMusic ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.
     Restricted Stock Awards. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the transfer restrictions lapse. Alternatively, if a recipient makes a “Section 83(b)” election, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. MakeMusic normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.
     Performance Share and Performance Unit Awards. A recipient of performance shares or performance units will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or the cash received, as the case may be, in the year that the recipient receives payment. MakeMusic normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.
     Stock Appreciation Rights. Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or the cash received in the year that the stock appreciation right is exercised. MakeMusic normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.
New Plan Benefits
     The table below shows the total number of shares underlying stock options that have been granted under the 2003 Plan as of April 10, 2006 to the named executive officers and the groups set forth, without taking into account exercises or cancellations. Because future grants of stock options under the 2003 Plan are subject to the discretion of the Committee, the future benefits that may be received by these individuals and groups under the 2003 Plan cannot be determined at this time.

Shares of Common Stock
Name and Position/Group	Underlying Options Received(1)
William R. Wolff, Chief Executive Officer and Chairman	200,000
John W. Paulson, President	211,000
Alan G. Shuler, Vice President and Chief Financial Officer	30,000
Current Executive Officers as a Group (4 persons)	473,664
Current Directors who are not Executive Officers as a Group (4 persons)	20,000
Current Employees who are not Executive Officers or Directors as a Group (32 persons)	197,680

(1)	Includes options that may have been exercised.

Equity Compensation Plan Information
     The following table provides information as of December 31, 2005 about our equity compensation plans.

Number of
securities
remaining available
	Number of		for future issuance
	securities to be		under equity
	issued upon	Weighted average	compensation plans
	exercise of	exercise price of	(excluding
	outstanding	outstanding	securities
	options, warrants	options, warrants	reflected in
	and rights	and rights	column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	712,473	$3.96	16,675
Equity compensation plans not approved by security holders	—	—	—
Total	712,473	$3.96	16,675
Vote Required; Recommendation
     Approval of the increase of shares reserved under the 2003 Equity Incentive Plan requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE INCREASE OF SHARES UNDER THE 2003 EQUITY INCENTIVE PLAN
AUDIT COMMITTEE REPORT
     The Board of Directors maintains an Audit Committee comprised of three of our independent directors, including a Financial Expert. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committee composition, Rule 4350(d)(2), including the requirement that audit committee members all be “independent directors” as that term is defined by NASD Rule 4200(a)(15).
     In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of MakeMusic. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:
(1)	reviewed and discussed the audited financial statements with management;

(2)	discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

(3)	reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.
     Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission.
Members of the Audit Committee:
John R. Whisnant (Chair)
John C. Bergstrom
Lawrence M. Morton

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal #4)
     The Board of Directors recommends that the shareholders ratify the appointment of McGladrey & Pullen LLP as the independent registered public accounting firm for MakeMusic for the year ending December 31, 2006. McGladrey & Pullen LLP provided services in connection with the audit of our financial statements for the year ended December 31, 2005, assistance with our Annual Report submitted to the Securities and Exchange Commission on Form 10-KSB and filed with the Securities and Exchange Commission, and consultation on matters relating to accounting and financial reporting. Representatives of McGladrey & Pullen LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.
     On August 30, 2004, Ernst & Young LLP resigned as our independent registered public accounting firm effective as of August 30, 2004. The reports of Ernst & Young LLP on our financial statements for the fiscal years ended December 31, 2002 and 2003 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.
     In connection with its audit for the most recent fiscal year and through August 30, 2004, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their report on the financial statements for such years.
     On September 13, 2004, the Board of Directors and Audit Committee retained McGladrey & Pullen, LLP to be our independent registered public accounting firm. During the two most recent fiscal years and through September 13, 2004, MakeMusic did not consult with McGladrey & Pullen, LLP regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered upon our financial statements and either written or oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) the subject matter of a disagreement or reportable event with the former auditor. A representative of McGladrey & Pullen, LLP is expected to be present at the Annual Meeting of Shareholders. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
Audit Fees
     The following fees were paid to Ernst & Young LLP and McGladrey & Pullen, LLP for fiscal years 2004 and 2005:

	Ernst & Young LLP	McGladrey & Pullen, LLP
	2004	2004	2005
Audit Fees	$0	$44,015	$77,187
Audit-Related Fees	10,000	6,670	42,084
Tax Fees	16,635	0	18,793
All Other Fees	0	0	0

	$26,635	$50,690	$138,064
     Audit fees are for professional services rendered for the audit of our annual financial statements. Audit related fees include attendance at Audit Committee meetings, review of financial statements included in our Forms 10-KSB and 10-QSB. Tax fees include fees for services provided in connection with preparation of tax returns.
     Our Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining the independence of Ernst & Young LLP and McGladrey & Pullen, LLP and has determined that such services are compatible with maintaining their respective independence.

Pre-Approval of Audit Fees
     Pursuant to its pre-approval policy, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for MakeMusic by its independent auditors or any other auditing or accounting firm. Unless a particular service has received general pre-approval by the Audit Committee, each service provided must be specifically pre-approved. Any proposed services exceeding pre-approved costs levels will require specific pre-approval by the Audit Committee.
     The Audit Committee has authorized the pre-approval of non-audit services not to exceed $10,000.
OTHER BUSINESS
     MakeMusic does not mail a quarterly shareholder report to shareholders. All press releases are available on our website (including quarterly and annual results) at www.makemusic.com/press_releases.asp, or by e-mail immediately after results are issued if you send your email address to investorrelations@makemusic.com to be included on an email list. Forms 10-KSB and 10-QSB are available on the SEC website at www.sec.gov/cgi-bin/browse-edgar and on our website at www.makemusic.com/investor_relations.asp under SEC EDGAR Filings. Any shareholder who wishes to receive these forms by mail can submit a request, along with their name and address, to MakeMusic at the address below.
MakeMusic, Inc.
Attn: Investor Relations
7615 Golden Triangle Drive, Suite M
Eden Prairie, MN 55344-3848
     Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.
SHAREHOLDER PROPOSALS
     Any appropriate proposal submitted by a shareholder of MakeMusic and intended to be presented at the 2007 Annual Meeting of Shareholders must be received by us no later than December 14, 2006, to be considered for inclusion in our proxy statement and related proxy for the 2007 Annual Meeting.
     Also, if a shareholder proposal intended to be presented at the 2007 Annual Meeting but not included in our proxy statement and proxy is received by us after February 27, 2007, then management named in our proxy for the 2007 Annual Meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in our proxy materials.
FORM 10-KSB
     A COPY OF OUR FORM 10-KSB ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 (WITHOUT EXHIBITS) ACCOMPANIES THIS NOTICE OF ANNUAL MEETING AND PROXY STATEMENT. NO PORTION OF SUCH REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. MAKEMUSIC WILL FURNISH TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO US FURNISHING SUCH EXHIBIT(S). ANY SUCH REQUESTS SHOULD INCLUDE A REPRESENTATION THAT THE SHAREHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF MAKEMUSIC COMMON STOCK ON MARCH 24, 2006, THE RECORD DATE FOR THE 2006 ANNUAL MEETING, AND SHOULD BE DIRECTED TO MR. ALAN G. SHULER, CHIEF FINANCIAL OFFICER, AT OUR PRINCIPAL ADDRESS.

BY ORDER OF THE BOARD OF DIRECTORS

William R. Wolff
Dated:	April 13, 2006	Chief Executive Officer and Chairman of the Board
Eden Prairie, Minnesota

MAKEMUSIC! INC.
2003 EQUITY INCENTIVE PLAN
(AS AMENDED THROUGH APRIL 7, 2006)
SECTION 1.
DEFINITIONS
     As used herein, the following terms shall have the meanings indicated below:
     (a) “Administrator” shall mean the Board or the Committee, as the case may be.
     (b) “Affiliate” shall mean a Parent or Subsidiary of the Company.
     (c) “Award” shall mean any grant of an Option, Restricted Stock Award, Stock Appreciation Right or Performance Award.
     (d) “Committee” shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. If the Company’s securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a “non-employee director.” Solely for purposes of this Section 1(a), “non-employee director” shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. Further, to the extent necessary for compliance with the limitations set forth in Internal Revenue Code Section 162(m), each of the members of the Committee shall be an “outside director” within the meaning of Code Section 162(m) and the regulations issued thereunder.
     (e) The “Company” shall mean MakeMusic! Inc., a Minnesota corporation.
     (f) “Fair Market Value” as of any date shall mean (i) if such stock is listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company’s Common Stock.
     (g) The “Internal Revenue Code” is the Internal Revenue Code of 1986, as amended from time to time.

     (h) “Option” means an incentive stock option or nonqualified stock option granted pursuant to the Plan.
     (i) “Option Stock,” “Stock” or “Common Stock” shall mean Common Stock of the Company (subject to adjustment as described in Section 14) reserved for Options, Restricted Stock Awards, Stock Appreciation Rights and Performance Shares pursuant to this Plan.
     (j) “Parent” shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company’s outstanding stock.
     (k) The “Participant” means a key employee of the Company or any Subsidiary to whom an incentive stock option has been granted pursuant to Section 9; a consultant or advisor to, or director, key employee or officer, of the Company or any Subsidiary to whom a nonqualified stock option has been granted pursuant to Section 10; or a consultant or advisor to, or director, key employee or officer, of the Company or any Subsidiary to whom a Restricted Stock Award has been granted pursuant to Section 11; or a consultant or advisor to, or director, key employee or officer, of the Company or any Subsidiary to whom a Performance Award has been granted pursuant to Section 12; or a consultant or advisor to, or director, key employee or officer, of the Company or any Subsidiary to whom a Stock Appreciation Right has been granted pursuant to Section 13.
     (l) “Performance Award” shall mean any Performance Shares or Performance Units granted pursuant to Section 12 hereof.
     (m) “Performance Period” shall mean the period, established at the time any Performance Award is granted or at any time thereafter, during which any performance goals specified by the Administrator with respect to such Performance Award are to be measured.
     (n) “Performance Share” shall mean any grant pursuant to Section 12 hereof of an award, which value, if any, shall be paid to a Participant by delivery shares of Common Stock of the Company upon achievement of such performance goals during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.
     (o) “Performance Unit” shall mean any grant pursuant to Section 12 hereof of an award, which value, if any, shall be paid to a Participant by delivery of cash upon achievement of such performance goals during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.
     (p) The “Plan” means the MakeMusic! Inc. 2003 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.
     (q) “Restricted Stock Award” shall mean any grant of restricted shares of Common Stock of the Company pursuant to Section 11 hereof.

     (r) “Stock Appreciation Right” shall mean a grant pursuant to Section 13 hereof.
     (s) A “Subsidiary” shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.
SECTION 2.
PURPOSE
     The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.
     It is the intention of the Company to carry out the Plan through the granting of Options which will qualify as “incentive stock options” under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan, through the granting of Options that are “nonqualified stock options” pursuant to Section 10 of this Plan, through the granting of Restricted Stock Awards pursuant to Section 11 of this Plan, through the granting of Performance Awards pursuant to Section 12 of this Agreement and through the granting of Stock Appreciation Rights pursuant to Section 13 hereof. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. In no event shall any Options, Restricted Stock Awards, Performance Awards or Stock Appreciation Rights be granted prior to the date this Plan is approved by the shareholders of the Company.
SECTION 3.
EFFECTIVE DATE OF PLAN
     The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in Section 2.
SECTION 4.
ADMINISTRATION
     The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the “Board”) or by a Committee which may be appointed by the Board from time to time to administer the Plan (hereinafter collectively referred to as the “Administrator”). Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, such Awards shall be granted; the number of shares subject to each such Award, the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective Awards (which may vary from Participant to Participant) evidencing each Award, and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.
     No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.
SECTION 5.
PARTICIPANTS
     The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees, officers, directors, consultants, and advisors of the Company or of any Subsidiary to whom Awards shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive Awards hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Subsidiary to whom Awards shall be granted under this Plan. The Administrator may grant additional Awards under this Plan to some or all Participants then holding Awards, or may grant Awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares subject to each Award granted to each Participant and, with respect to Performance Awards, the performance criteria applicable to each Participant. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.
SECTION 6.
STOCK
     The capital stock to be issued under this Plan shall consist of authorized but unissued shares of Stock. Nine hundred fifty thousand (950,000) shares of Stock shall be reserved and available for Awards under the Plan; provided, however, that the total number of shares of Stock reserved for Awards under this Plan shall be subject to adjustment as provided in Section 14 of the Plan. In the event that any outstanding Option, Stock Appreciation Right, Performance Share Award or Restricted Stock Award under the Plan for any reason expires or is terminated prior to the exercise of the Option or Stock Appreciation Right, prior to the achievement of the performance criteria under the Performance Share Award, or prior to the lapsing of the risks of forfeiture on the Restricted Stock Award, the shares of Stock allocable to the unexercised portion of such Option or Stock Appreciation Right, to the unearned portion of the Performance Share Award or to the forfeited portion of the Restricted Stock Award shall continue to be reserved for Options, Stock Appreciation Rights, Performance Share Awards and Restricted Stock Awards under the Plan and may be optioned or awarded hereunder.
SECTION 7.
DURATION OF PLAN
     Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in Section 3. Other Awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board.
SECTION 8.
PAYMENT
     Participants may pay for shares of Stock of the Company upon exercise of Options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, previously-owned shares of the Company’s Common Stock, or any combination thereof, or such other form of payment as may be authorized by the Administrator. Any Stock so tendered as part of such payment shall be valued at such Stock’s then Fair Market Value. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant. “Previously-owned shares” means shares of the Company’s Common Stock which the Participant has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles.
     With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

SECTION 9.
TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS
     Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement (the “Option Agreement”). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:
     (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. Except as permitted by Section 424(d) of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Company’s Common Stock on the date the Administrator grants the option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of the Company’s Common Stock on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.
     (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. In no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the incentive stock option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted.
     The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which such option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of such option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.
     (c) Nontransferability. No incentive stock option shall be transferable, in whole or in part, by the Participant other than by will or by the laws of descent and distribution. During the Participant’s lifetime, the incentive stock option may be exercised only by the Participant. If the Participant shall attempt any transfer of any incentive stock option granted under the Plan during the Participant’s lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

     (d) No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by an incentive stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).
     (e) Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of an incentive stock option or a “disqualifying disposition” of shares acquired through the exercise of an incentive stock option as defined in Code Section 421(b). In the event the Participant is required under the Option Agreement to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by electing to have the Company or its Affiliate withhold shares of Option Stock otherwise issuable to the Participant as a result of the exercise of the incentive stock option having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or its Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to have shares withheld for this purpose shall be made on or before the date the incentive stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.
     (f) Other Provisions. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary to ensure that such Option will be considered an “incentive stock option” as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.
SECTION 10.
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS
     Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

     (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Company’s Common Stock on the date the Administrator grants the option.
     (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which such option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of such option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.
     (c) Transferability. The Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant’s “immediate family” as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.
     (d) No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by a nonqualified stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).
     (e) Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of a nonqualified stock option. In the event the Participant is required under the Option Agreement to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by electing to have the Company or its Affiliate withhold shares of Option Stock otherwise issuable to the Participant as a result of the exercise of the nonqualified stock option having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or its Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to have shares withheld for this purpose shall be made on or before the date the nonqualified stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.
     (f) Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.
SECTION 11.
RESTRICTED STOCK AWARDS
     Each Restricted Stock Award granted pursuant to this Section 11 shall be evidenced by a written restricted stock agreement (the “Restricted Stock Agreement”). The Restricted Stock Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement shall comply with and be subject to the following terms and conditions:
     (a) Number of Shares. The Restricted Stock Agreement shall state the total number of shares of Stock covered by the Restricted Stock Award.
     (b) Risks of Forfeiture. The Restricted Stock Agreement shall set forth the risks of forfeiture, if any, which shall apply to the shares of Stock covered by the Restricted Stock Award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Stock which are restricted as of the effective date of the modification.
     (c) Issuance of Restricted Shares. The Company shall cause to be issued one or more stock certificates representing such shares of Stock in the Participant’s name, and shall hold each such certificate until such time as the risk of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Agreement have lapsed with respect to the shares represented by the certificate. The Company may place a legend on such certificates describing the risks of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Agreement and providing for the cancellation of such certificates if the shares of Stock subject to the Restricted Stock Award are forfeited.
     (d) Rights as Shareholder. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

     (e) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Award. In the event the Participant is required under the Restricted Stock Agreement to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to a Restricted Stock Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.
     (f) Nontransferability. No Restricted Stock Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the Restricted Stock Agreement have lapsed. If the Participant shall attempt any transfer of any Restricted Stock Award granted under the Plan prior to such date, such transfer shall be void and the Restricted Stock Award shall terminate.
     (g) Other Provisions. The Restricted Stock Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.
SECTION 12.
PERFORMANCE AWARDS
     Each Performance Award granted pursuant to this Section 12 shall be evidenced by a written agreement (the “Performance Award Agreement”). The Performance Award Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Performance Award Agreement shall comply with and be subject to the following terms and conditions:
     (a) Awards. Performance Awards in the form of Performance Units or Performance Shares may be granted to any Participant in the Plan. Performance Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company achieves certain goals established by the Administrator over a specified Performance Period. Performance Shares shall consist of shares of Stock or other Awards denominated in shares of

Stock that may be earned or become vested in whole or in part if the Company achieves certain goals established by the Administrator over a specified Performance Period.
     (b) Performance Goals, Performance Period and Payment. The Performance Award Agreement shall set forth:
          (i) the number of Performance Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Unit;
          (ii) one or more performance goals established by the Administrator based on any one, or combination of, earnings per share, return on equity, return on assets, total shareholder return, net operating income, cash flow, increase in revenue, economic value added, increase in share price or cash flow return on investment, including threshold, target and maximum levels;
          (iii) the Performance Period over which Performance Units or Performance Shares may be earned or may become vested;
          (iv) the extent to which partial achievement of the goal(s) may result in a payment or vesting of the Performance Award, as determined by the Administrator; and
          (v) the date upon which payment of Performance Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Shares may be deferred.
     (c) Regulatory Compliance. This Section 12 is intended to comply with the performance-based compensation requirements of Section 162(m) of the Internal Revenue Code and shall be interpreted in accordance with the rules and regulations thereunder.
     (d) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Performance Award. In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule

16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.
     (e) Nontransferability. No Performance Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Performance Award granted under the Plan, such transfer shall be void and the Performance Award shall terminate.
     (f) No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by a Performance Award until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).
     (g) Other Provisions. The Performance Award Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.
SECTION 13.
STOCK APPRECIATION RIGHTS
     Each Stock Appreciation Right granted pursuant to this Section 13 shall be evidenced by a written agreement (the “Stock Appreciation Agreement”). The Stock Appreciation Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Stock Appreciation Agreement shall comply with and be subject to the following terms and conditions:
     (a) Awards. A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Stock on the date of such exercise, over (ii) a specified exercise price. Unless otherwise determined by the Administrator, the specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Stock on the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.
     (b) Term and Exercisability. The term during which any Stock Appreciation Right granted under the Plan may be exercised shall be established in each case by the Administrator. The Stock Appreciation Agreement shall state when the Stock Appreciation Right becomes exercisable and shall also state the maximum term during which such Stock Appreciation Right may be exercised. In the event a Stock Appreciation Right is exercisable immediately, the manner of exercise of such Stock Appreciation Right in the event it is not exercised in full immediately shall be specified in the Stock Appreciation Agreement. The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant. If a Stock Appreciation Right is granted in tandem with an

Option, Stock Appreciation Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.
     (c) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Stock Appreciation Right. In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.
     (d) Nontransferability. No Stock Appreciation Right shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Stock Appreciation Right granted under the Plan, such transfer shall be void and the Stock Appreciation Right shall terminate.
     (e) No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).
     (f) Other Provisions. The Stock Appreciation Agreement authorized under this Section 13 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

SECTION 14.
RECAPITALIZATION, SALE, MERGER, EXCHANGE
OR LIQUIDATION
     In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares, stock dividend, or stock split, the Board may, in its sole discretion, adjust the number of shares of Stock reserved under Section 6 hereof, the number of shares of Stock covered by each Award, and, if applicable, the price per share thereof to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.
     Unless otherwise provided in the agreement with respect to an Award, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a “transaction”), the Board may provide for one or more of the following:
     (a) the equitable acceleration of the exercisability of any outstanding Options or Stock Appreciation Rights, the vesting and payment of any Performance Awards, or the lapsing of the risks of forfeiture on any Restricted Stock Awards;
     (b) the complete termination of this Plan, the cancellation of outstanding Options or Stock Appreciation Rights not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise such Award prior to the effectiveness of such transaction), the cancellation of any Performance Award and the cancellation of any Restricted Stock Awards for which the risks of forfeiture have not lapsed;
     (c) that Participants holding outstanding Options and Stock Appreciation Rights shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the price per share of such Options or Stock Appreciation Rights; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;
     (d) that Participants holding outstanding Restricted Stock Awards and Performance Share Awards shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such transaction, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

     (e) the continuance of the Plan with respect to the exercise of Options or Stock Appreciation Rights which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such Options and Stock Appreciation Rights the right to exercise their respective Options or Stock Appreciation Rights as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction; and
     (f) the continuance of the Plan with respect to Restricted Stock Awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such Awards the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.
     The Board may restrict the rights of or the applicability of this Section 14 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
SECTION 15.
INVESTMENT PURPOSE
     No shares of Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws.
     As a further condition to the issuance of Stock to Participant, Participant agrees to the following:
     (a) In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their rights to the Common Stock underlying Awards, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any Award granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

     (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised Options or Stock Appreciation Rights so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board shall have the right (i) to accelerate the exercisability of any Award and the date on which such Award must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any Awards or portions thereof which Participant does not exercise prior to or contemporaneously with such public offering.
     (c) In the event of a transaction (as defined in Section 14 of the Plan), Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.
     The Company reserves the right to place a legend on any stock certificate issued upon the exercise of an Award pursuant to the Plan to assure compliance with this Section 15.
SECTION 16.
AMENDMENT OF THE PLAN
     The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 14, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 14 hereof, (ii) change the designation of the class of employees eligible to receive Awards, (iii) decrease the price at which Options may be granted, or (iv) materially increase the benefits accruing to Participants under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.

SECTION 17.
NO OBLIGATION TO EXERCISE OPTION
     The granting of an Option or Stock Appreciation Right shall impose no obligation upon the Participant to exercise such Option or Stock Appreciation Right. Further, the granting of any Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ for any period.

MAKEMUSIC
ANNUAL MEETING OF SHAREHOLDERS
Thursday, May 18, 2006
3:30 p.m.
7615 Golden Triangle Drive
Suite M
Eden Prairie, Minnesota

MakeMusic 7615 Golden Triangle Drive, Suite M, Eden Prairie, Minnesota 55344	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 18, 2006.
The shares of stock you hold in your account will be voted as you specify below.
If no choice is specified, the proxy will be voted “FOR” Items 1 through 4.
By signing the proxy, you revoke all prior proxies and appoint William R. Wolff and Alan G. Shuler, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.
See reverse for voting instructions

There are three ways to vote your Proxy

company #

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE
•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 6:00 p.m. (CT) on May 17, 2006.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available (non-U.S. holders without numbers will enter 0000). Follow the simple instructions the voice provides you.
VOTE BY INTERNET — http://www.eproxy.com/mmus/ — QUICK *** EASY *** IMMEDIATE
•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 6:00 p.m. (CT) on May 17, 2006.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available (non-U.S. holders without numbers will leave blank). Follow the simple instructions to obtain your records and create an electronic ballot.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to MakeMusic, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.
If you vote by Phone or Internet, please do not mail your Proxy Card
ä Please detach here ä
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 THROUGH 4.
1.	Elect members of the Board of Directors:

01  William R. Wolff
02  John W. Paulson
03  John C. Bergstrom
04  John R. Whisnant
05  Lawrence M. Morton
☐ Vote FOR
all nominees
☐ Vote WITHHELD
from all nominees
(except as withheld below)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Approve an Amendment to the Articles of Incorporation to change name to MakeMusic, Inc.
☐  For           ☐  Against           ☐  Abstain

3.	Approve an increase in shares in the 2003 Equity Incentive Plan from 750,000 to 950,000.
☐  For           ☐  Against           ☐  Abstain

4.	Ratify the appointment of McGladrey & Pullen, LLP as independent registered accounting firm for year ending December 31, 2006.
☐  For           ☐  Against           ☐  Abstain

5.	In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address change? Mark Box ☐
Indicate changes below:
Date:                                                                                 , 2006

Signature(s) in Box
Please sign exactly as name(s) appears on proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

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